UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) – February 1, 2013

VUZIX CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-53846	04-3392453
(Commission File Number)	(IRS Employer Identification No.)

2166 Brighton-Henrietta Townline Road, Rochester, New York 14623

(Address of principal executive offices)(Zipcode)

(585) 359-5900

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On February 1, 2013, Vuzix Corporation (the “Company”) filed a certificate of amendment (the “Amendment”) to its Certificate of Incorporation with the Secretary of State of the State of Delaware in order to effectuate a reverse stock split of the Company’s issued and outstanding common stock, par value $0.001 per share. A copy of the Amendment is attached to this Current Report as Exhibit 3.1.

As previously disclosed on a Current Report on Form 8-K filed on December 4, 2012, on November 30, 2012, the stockholders of the Company approved the Amendment to effect a reverse split of Registrant’s issued and outstanding Common Stock at a ratio of not less than 1 for 25 and not more than 1 for 150, at any time prior to June 30, 2013, at the discretion of the Company’s Board of Directors.

On January 22, 2013, the Company’s Board of Directors authorized a reverse stock split at a ratio of 1 for 75, which took effect on February 6, 2013. As a result of the reverse stock split, every seventy-five shares of the Company’s pre-reverse split common stock will be combined and reclassified into one share of the Company’s common stock. No fractional shares of common stock will be issued as a result of the reverse stock split. Stockholders who otherwise would be entitled to a fractional share shall receive the next higher number of whole shares.

The par value and other terms of Company’s common stock were not affected by the reverse stock split. Company’s post-reverse split common shares has a new CUSIP number, 92921W300, and will trade with a “D” added, under the symbol “VUZI D”, for the 20 business days beginning February 6, 2013 to designate that it is trading on a post-reverse split basis. Trading will resume under the symbol “VUZI” after the 20 day period has expired. The Company’s transfer agent, Computershare Trust Company, N.A., is acting as exchange agent for the reverse stock split and will send instructions to stockholders of record regarding the exchange of certificates for common stock.

Item 8.01 Other Events

On February 6, 2013, the Company issued a press release announcing the reverse stock split described above. The full text of the press release issued in connection with the announcement is being filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

The following exhibits are filed herewith:

Exhibit 3.1 Certificate of Amendment to Amended and Restated Certificate of Incorporation

Exhibit 99.1 Press Release dated February 6, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 7, 2013	VUZIX CORPORATION

	By:	/s/ Paul J. Travers
Paul J. Travers President and Chief Executive Officer